GOTHAM TOTAL RETURN FUND

A Series of FundVantage Trust

Summary Prospectus – February 1, 2023

Class/Ticker: Institutional Class Shares (GTRFX)

Click here to view the Fund’s Statutory Prospectus or Statement of Additional Information.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund including the Fund’s Statement of Additional Information (“SAI”) and shareholder reports online at https://www.gothamfunds.com/performance.aspx. You can also get this information at no cost by calling (877) 974-6852, by sending an email request to info@gothamfunds.com, or from any financial intermediary that offers shares of the Fund. The Fund’s prospectus, dated February 1, 2023, and SAI, dated February 1, 2023, as amended from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Gotham Total Return Fund (the “Fund”) seeks long-term capital appreciation.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment):
Institutional Class
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees[1]	0.00%
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses	0.72%
Total Acquired Fund Fees and Expenses (“AFFE”)[2]	0.92%
AFFE Attributable to Acquired Fund Management Fees	0.77%
AFFE Attributable to Acquired Fund Other Expenses	0.15%
Total Annual Fund Operating Expenses[3]	1.64%
Fee Waivers and/or Expense Reimbursements[4]	(0.72)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3,4]	0.92%

[1]	Gotham Asset Management, LLC (“Gotham” or the “Adviser”) is not entitled to receive an investment advisory fee on Fund assets invested in other investment companies advised or sub-advised by Gotham (each an “underlying fund” and collectively, the “underlying funds”), but is entitled to receive an investment advisory fee of 1.00% of the Fund’s average net assets invested in investments other than an underlying fund. While Gotham does not receive an investment advisory fee from the Fund on assets invested in an underlying fund, it does receive an investment advisory fee from each underlying fund as investment adviser to such funds. The Fund does not currently expect to invest in assets other than underlying funds; however, to the extent it does, the Fund will pay an advisory fee on such assets.
[2]	“Annual Fund Operating Expenses,” and, in particular “Total Acquired Fund Fees and Expenses,” has been restated to reflect the AFFE of the current underlying funds, given the closing of a prior underlying fund, as if these current fees had been in effect during the entire fiscal year ended September 30, 2022.
[3]	“Total Annual Fund Operating Expenses” will not correlate to the ratio of expenses to average net assets that will be disclosed in the Fund’s annual and semi-annual reports to shareholders in the financial highlights table, which reflects the operating expenses of the Fund and does not include “Acquired Fund Fees and Expenses.”

[4]	The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses,” dividend and interest expense on securities sold short, interest, extraordinary items, management fees (if any) and brokerage commissions), do not exceed 0.00% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2024, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The recoupment of fees waived or expenses reimbursed are limited to the lesser of (a) the Expense Limitation in effect at the time fees were waived or expenses were reimbursed, and (b) the Expense Limitation in effect at the time of recoupment.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund’s Institutional Class shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$94	$447	$824	$1,883

Portfolio Turnover

The Fund, which operates as a fund of funds and invests in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund, and the Fund to the extent it invests in assets other than funds, does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the Fund. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio. The portfolio turnover rate shown does not take into account the portfolio turnover of any underlying fund.

Summary of Principal Investment Strategies

The Fund seeks to achieve its objective primarily by investing in other funds managed by the Adviser as described below. By following the investment strategy described below, the Fund hopes to achieve its investment objective and in doing so, outperform the investment returns of the top ranked university endowments over a full market cycle, which is a period that includes both a bull (rising) market and a bear (falling) market cycle.

The Fund intends to allocate the majority of its assets among other investment companies advised or sub-advised by Gotham (each an “underlying fund” and collectively, the “underlying funds”). The underlying funds utilize long/short equity strategies with varying levels of net exposure (long positions less short positions) or long-only equity strategies. The Adviser expects that the net exposure for the Fund will be in the range of approximately 40% – 95% during normal market conditions. The Fund’s allocation to the underlying funds and investments may be rebalanced based on the Adviser’s current assessment of market conditions.

As a fund of funds, in addition to the underlying funds, the Fund may purchase shares of other registered investment companies where the investment adviser is not the same as, or affiliated with, Gotham, including ETFs. The Fund may also invest in equity or equity-related securities directly.

The Underlying Funds

Each of the underlying funds takes long positions in securities that the Adviser believes to be undervalued and, for those underlying funds that utilize a long/short strategy, short positions in securities that the Adviser believes to be overvalued, based on the Adviser’s analysis of the issuer’s financial reports and market valuation. Certain of the underlying funds obtain some or all of their long and short exposure, respectively, through the use of one or more swaps. The underlying funds generally invest in companies traded on U.S. markets.

For each of the underlying funds, the Adviser employs a systematic bottom-up approach based on the Adviser’s proprietary analytical framework. This approach consists of:

●	Researching and analyzing each company in the Adviser’s coverage universe according to a methodology that emphasizes fundamentals such as recurring earnings, cash flows, capital efficiency, capital structure, and valuation;

●	Identifying and excluding companies that do not conform to the Adviser’s valuation methodology or companies judged by the Adviser to have questionable financial reporting;

●	Updating the analysis for earning releases, annual (Form 10-K) and quarterly (Form 10-Q) reports and other corporate filings; and

●	Recording analysis in a centralized database enabling the Adviser to compare companies and identify longs and, as applicable, shorts based on the Adviser’s assessment of value.

Generally, each underlying fund’s long portfolio is weighted most heavily towards those stocks that are priced at the largest discount to the Adviser’s assessment of value. Similarly, the short portfolio of each underlying fund that utilizes a long/short strategy is generally weighted most heavily towards those short positions selling at the largest premium to the Adviser’s measures of value. The underlying funds are subject to the Adviser’s risk controls, which include liquidity and diversification considerations. The underlying funds are rebalanced (generally daily) to maintain exposure levels, manage risk and reposition the portfolios to reflect earnings releases and other new information related to particular companies. Because each underlying fund generally rebalances its long and, where applicable, short positions daily, the Fund and the underlying funds may each experience a high portfolio turnover rate.

An underlying fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board of Trustees. Loans of portfolio securities will be collateralized by liquid securities and cash. An underlying fund may invest cash collateral received in securities consistent with its principal investment strategy.

Summary of Principal Risks

The Fund is subject to the principal risks summarized below. These risks may also apply indirectly through the Fund’s investment in the underlying funds. These risks could adversely affect the Fund’s net asset value (“NAV”), yield and total return. It is possible to lose money by investing in the Fund.

●	Underlying Fund Risk: The ability of the Fund to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives as well as the allocation among those underlying funds. The value of the underlying funds’ investments, and the NAVs of the shares of both the Fund and the underlying funds, will fluctuate in response to various market and economic factors related to the equity markets, as well as the financial condition and prospects of issuers in which the underlying funds invest. There can be no assurance that the underlying funds will achieve their respective investment objectives. The Fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds. Shareholders will bear the indirect proportionate expenses of investing in the underlying funds.

●	Asset Allocation Risk: The risk that the selection of the underlying funds by the Adviser and the allocation of the Fund’s assets among the underlying funds will cause the Fund to underperform other funds with similar investment objectives. The Fund’s investment in any one underlying fund or asset class may exceed 25% of the Fund’s total assets, which may cause it to be subject to greater risk than a more diversified fund.

●	Equity Risk: The Fund and each underlying fund invests primarily in equity and equity-related securities. Equity and equity-related securities are subject to greater fluctuations in market value than certain other asset classes. Factors that could impact the market value include a company’s business performance, investor perceptions, stock market trends and general economic conditions. The rights of equity holders are subordinate to all other claims on a company’s assets, including debt holders. Equity ownership risks the loss of all or a substantial portion of the investment.

●	Market Risk: The values of, and/or the income generated by, securities held by the Fund may decline due to factors that are specifically related to a particular company, as well as general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, or adverse investor sentiment generally. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Geopolitical events, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are global economic powers, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as environmental and natural disasters, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy.

●	Value Style Risk: The Adviser intends to buy securities, on behalf of the Fund or underlying funds, that it believes are undervalued. Investing in “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudges those values. In addition, value stocks may fall out of favor with investors and underperform other stocks (such as growth stocks) during given periods. Conversely, the Fund or an underlying fund that utilizes a long/short strategy will short securities the Adviser believes are overvalued. This presents the risk that a stock’s value may not decrease to what the Adviser believes is its true market value because the market fails to recognize what the Adviser considers to be the company’s value, because the Adviser misjudges that value or because the Adviser is required to purchase the security before its investment thesis could be realized.

●	Derivatives Risk: Certain of the underlying funds obtain portfolio exposure through the use of swap(s) referenced to a basket of long and/or short equity security positions selected by the Adviser. In general, a derivative contract such as a swap typically involves leverage (i.e., it provides exposure to potential gain or loss from a change in the market price of a security or group of securities in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract). Swap agreements can be highly volatile, illiquid and difficult to value, and changes in the value of such instruments held by an underlying fund may not correlate with the underlying instrument or reference assets, or the Fund’s or underlying fund’s other investments. Although the value of swap agreements depends largely upon price movements in the underlying instrument or reference asset, there are additional risks associated with swap agreements that are possibly greater than the risks associated with investing directly in the underlying instruments or reference assets, including illiquidity risk, leveraging risk and counterparty credit risk. Any swap will be based on a notional amount agreed upon by the Adviser and a counterparty. The Adviser will retain the ability to adjust the notional exposure of the swap(s) at its discretion, as well as the composition of the reference basket. Generally, the fees and expenses of a swap are based on the notional value of the swap. The value of the swap typically includes a deduction for fees of the counterparty as well as costs typically associated with short sales of securities, such as dividend and interest expenses. As a result, the underlying fund’s return from such instrument will be net of such costs and expenses and any will reduce the underlying fund’s return on the swap. A small position in swap agreements could have a potentially large impact on the Fund’s or underlying fund’s performance. Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in swap agreements or any other derivative.

●	Counterparty Risk: Swaps and certain other derivative contracts entered into by certain of the underlying funds involve exposure to counterparty credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund and such underlying fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing such underlying fund (and therefore the Fund) to suffer a loss. If a counterparty defaults on its payment obligations to an underlying fund, this default will cause the value of an investment in underlying funds (and therefore the Fund) to decrease. In addition, to the extent such underlying fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The underlying funds are neither restricted from dealing with any particular counterparty nor from concentrating any or all of their transactions with one counterparty. The ability of an underlying fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by underlying fund (and therefore the Fund).

●	Short Sale Risk: Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Any such loss is increased by the amount of premium or interest an underlying fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest an underlying fund must pay to the lender of the security. Although an underlying fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited. Government actions also may affect the underlying fund’s ability to engage in short selling. In addition, an underlying fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with an underlying fund’s open short positions. These types of short sales expenses (sometimes referred to as the “negative cost of carry”) negatively impact the performance of the underlying fund (and therefore the Fund) since these expenses tend to cause an underlying fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. An underlying fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell long positions earlier than it had expected.

●	Leverage: Certain of the underlying funds utilize leverage in their respective investment programs. The use of leverage allows such underlying funds to make additional investments, thereby increasing its exposure to assets, such that its total assets may be greater than its capital. However, leverage also magnifies the volatility of changes in the value of the underlying fund’s (and therefore the Fund’s) portfolio. The effect of the use of leverage by an underlying fund in a market that moves adversely to its investments could result in substantial losses to the underlying fund (and therefore the Fund), which would be greater than if such underlying fund was not leveraged.

●	ETF Risk: An investment in an exchange-traded fund is an investment in another investment company and therefore, the Fund’s shareholders will indirectly bear its proportionate share of any fees and expenses of the ETFs in which the Fund invests. This is in addition to the Fund’s own fees and expenses. As a result, the cost of investing may be higher than the cost of investing directly in ETFs and may be higher than mutual funds that invest directly in stocks and bonds. ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below net asset value; (ii) there may be an inactive trading market for an ETF; (iii) trading of an ETF’s shares may be halted, delisted, or suspended on the listing exchange; and (iv) the ETF may fail to achieve close correlation with the index that it tracks.

●	Liquidity Risk: The Fund is subject to liquidity risk primarily due to certain of the underlying funds’ investments in derivatives. Investments in less liquid or illiquid securities or derivative instruments involve the risk that the Fund or an underlying fund may be unable to sell the security or derivative instrument or sell it at a reasonable price.

●	Database Errors: The investment strategy used by the Adviser relies on proprietary databases and third-party data sources. Data entries made by the Adviser’s team of financial analysts or third-parties may contain errors, as may the database system used to store such data. Any errors in the underlying data sources, data entry or database may result in the Fund acquiring or selling investments based on incorrect information. When data proves to be incorrect, misleading, flawed or incomplete, any decisions made in reliance thereon expose the underlying funds (and therefore the Fund) to potential risks. For example, by relying on such data the Adviser may be induced to buy or sell certain investments it would not have if the data was correct. As a result, an underlying fund (and therefore the Fund) could incur losses or miss out on gains on such investments before the errors are identified and corrected.

●	Systems Risk: The Fund and underlying funds depend on the Adviser to develop and implement appropriate systems for its activities. The Adviser relies extensively on computer programs and systems to implement and monitor the underlying funds’ and the Fund’s investment strategies. The development, implementation and maintenance of these systems is complex and involves substantial research and modeling (which is then generally translated into computer code and manual and automated processes) and the retrieval, filtering, processing, translation and analysis of large amounts of financial and other corporate data. As a result, there is a risk of human or technological errors affecting the portfolio construction process and order origination, including errors in programming (e.g., “bugs” and classic coding errors), modeling, design, translational errors and compatibility issues with data sets and among systems. Similarly, with regard to trading and other systems or equipment that the Adviser utilizes, any or all of the following events may occur: (i) failures or interruptions in access to or the operations of such systems or equipment; (ii) loss of functionality; (iii) corruption; (iv) compromises in security;

(v) loss of power; and (vi) other situations that adversely affect such systems or equipment. There can be no guarantee that such defects or issues will be identified in time to avoid a material adverse effect on the funds. For example, such failures could cause the Adviser to be induced to buy or sell certain investments it would not have if the failure had not occurred.

●	Small and Mid-Cap Securities: In addition to large cap securities, the Fund or underlying funds may also invest in small and mid-cap companies. Investments in small and mid-cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes, and as a result, may be less liquid than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short-term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

●	High Portfolio Turnover Risk: The underlying funds may sell their securities, regardless of the length of time that they have been held, if the Adviser determines that it would be in the underlying funds’ best interest to do so. The underlying funds frequently adjust the size of their long and, for underlying funds that utilize long/short strategies, short positions. These transactions increase an underlying fund’s “portfolio turnover” and the underlying fund will experience a high portfolio turnover rate (over 100%). High turnover rates generally result in higher brokerage costs, may have adverse tax consequences and therefore may reduce the underlying funds’, and therefore the Fund’s, returns. Frequent purchases and sales of portfolio securities may result in higher expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.

●	OTC Trading Risk: Certain of the derivatives in which the underlying funds may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. Such derivative instruments are often highly customized. In addition, while the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and lacks transparency with respect to the terms of OTC transactions. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Performance Information

The bar chart and performance table shown below provide some indication of the risks of investing in the Fund by showing the Fund’s Institutional Class performance for the past seven calendar years in the bar chart and by showing how the Fund’s average annual returns in the table for one year, five years and since inception periods compared with those of the S&P 500® Total Return Index and the HFRX Equity Hedge Index, each a broad measure of market performance. Performance reflects any contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.GothamFunds.com or by calling the Fund toll-free at (877) 974-6852.

During the periods shown in the chart:

Best Quarter	Worst Quarter
11.85%	(19.06)%
(December 31, 2021)	(March 31, 2020)

Gotham Total Return Fund Institutional Class Shares Average Annual Total Returns for the periods ended December 31, 2022	1 Year	5 Years	Since Inception (March 31, 2015)
Institutional Class Shares Return Before Taxes	(9.86)%	2.55%	5.04%
Return After Taxes on Distributions[1]	(11.81)%	1.38%	4.16%
Return After Taxes on Distributions and Sale of Shares[1]	(4.38)%[2]	1.88%[2]	3.87%
HFRX Equity Hedge Index (reflects no deduction for fees, expenses or taxes)[3]	(3.18)%	2.63%	2.36%
S&P 500® Total Return Index (reflects no deductions for fees or expenses or taxes)[4]	(18.11)%	9.42%	10.38%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
[2]	The “Return After Taxes on Distributions and Sale of Shares” is higher than the “Class I Shares Return Before Taxes” and/or the “Return After Taxes on Distributions” because of realized losses that would have been sustained upon the sale of Fund shares immediately after the relevant periods.
[3]	The HFRX Equity Hedge Index is engineered to achieve representative performance of a larger universe of funds employing Equity Hedge Strategies. Equity Hedge Strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially invested in equities, both long and short.
[4]	The S&P 500® Total Return Index is a widely recognized unmanaged index of 500 common stocks, which are generally representative of the U.S. stock market as a whole. The returns provided for the S&P 500® Total Return Index include the reinvestment of dividends.

Management of the Fund

Investment Adviser

Gotham Asset Management, LLC serves as the Fund’s investment adviser.

Portfolio Managers

●	Joel Greenblatt is a Managing Principal and Co-Chief Investment Officer of Gotham and has been a Portfolio Manager to the Fund since its inception in 2015.

●	Robert Goldstein is a Managing Principal and Co-Chief Investment Officer of Gotham and has been a Portfolio Manager to the Fund since its inception in 2015.

Purchase and Sale of Fund Shares

Shares of the Fund may be purchased and sold (redeemed) on any business day when the New York Stock Exchange (the “Exchange”) is open for regular trading. Such purchases and redemptions can be made through a broker-dealer or other financial intermediary or directly with the Fund by sending a completed application to the addresses below. For applications and more information call Shareholder Services toll-free at (877) 974-6852 (“Shareholder Services”).

Regular Mail (until March 9, 2023): Gotham Funds FundVantage Trust c/o BNY Mellon Investment Servicing P.O. Box 9829 Providence, RI 02940-8029	Overnight Mail (until March 9, 2023): Gotham Funds FundVantage Trust c/o BNY Mellon Investment Servicing 4400 Computer Drive Westborough, MA 01581-1722 (877) 974-6852

Regular Mail (after March 9, 2023): Gotham Funds FundVantage Trust c/o BNY Mellon Investment Servicing P.O. Box 534445 Pittsburgh, PA 15253-4445	Overnight Mail (after March 9, 2023): Gotham Funds FundVantage Trust c/o BNY Mellon Investment Servicing Attention: P.O. Box 534445 500 Ross Street, 154-0520 Pittsburgh, PA 15262 (877) 974-6852

Purchase by Wire for Accounts Held Directly with the Fund

Please contact Shareholder Services toll-free at (877) 974-6852 for current wire instructions.

Minimum Investment Requirements

The minimum initial investment for shares is $100,000 and the minimum for each subsequent investment is $250.

Redemption by Telephone for Accounts Held Directly with the Fund

Call Shareholder Services toll-free at (877) 974-6852.

Purchases and Redemptions for Accounts Held through a Financial Intermediary

Contact your financial intermediary.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Such distributions are not currently taxable when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. However, subsequent withdrawals from any tax-deferred account in which the shares are held may be subject to federal income tax. All prospective investors and shareholders are urged and advised to consult their own tax adviser regarding the effects of an investment in a Fund on their particular tax situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. In addition, if you purchase the Fund through a broker-dealer, you may be required to pay a commission to your broker depending on your arrangements with them. Ask your salesperson or visit your financial intermediary’s website for more information or visit www.GothamFunds.com.

Click here to view the Fund’s Statutory Prospectus or Statement of Additional Information.

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